UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2014

WESTBURY BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-184594	46-1834307
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 South Main Street, West Bend, Wisconsin	53095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (262) 334-5563

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2014, the Board of Directors of Westbury Bancorp, Inc. (the “Company”) announced the appointment of Greg J. Remus, Chief Operating Officer of the Company and its subsidiary, Westbury Bank (the "Bank"), and Senior Vice President of Lending of the Bank, as President of the Company and the Bank. Raymond F. Lipman will continue to serve as the Chairman of the Board and Chief Executive Officer of the Company and the Bank.

A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. None.

(d)	Exhibits.
99.1 Press Release Dated December 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTBURY BANCORP, INC.
DATE: December 23, 2014	By:	/s/ Raymond F. Lipman
Raymond F. Lipman
Chairman and Chief Executive Officer

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